UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  March 30, 2007

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-7935	95-1528961
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 Kansas Street, El Segundo, California 90245

(Address of principal executive offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In connection with the consummation of the sale (the “Divestiture”) of its Power Control Systems business (“PCS Business”) described more fully in the Current Report on Form 8-K that was filed by International Rectifier Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 14, 2006 (the “November Form 8-K”) and in Item 2.01 below of this Current Report on Form 8-K, the Company and its selling subsidiaries (the “Selling Subsidiaries”) entered into the following agreements:

Amendment Agreement No. 3 and Waiver Agreement No. 1 to Master Purchase Agreement, Asset Purchase Agreement and Stock Purchase Agreements

On March 30, 2007, the Company and the Selling Subsidiaries entered into Amendment Agreement No. 3 and Waiver Agreement No. 1 to Master Purchase Agreement, Asset Purchase Agreement and Stock Purchase Agreements (the “Amendment”) with Vishay Intertechnology, Inc. (“Vishay”) and its purchasing subsidiaries.  The Amendment, among other things, (i) amended certain provisions of the Master Purchase Agreement, dated as of November 8, 2006, between the Company and Vishay (the “Master Purchase Agreement”) to provide that Vishay will pay debts owed to the Company by the Company’s subsidiaries that were acquired by Vishay as of April 1, 2007 (the “Closing Date”) out of cash on hand held by such subsidiaries promptly after the Closing, except for specified amounts to be retained to cover certain employee and tax matters, (ii) amended the indemnity provisions of the Master Purchase Agreement to provide for indemnity in favor of Vishay relating to certain tax, environmental, regulatory and intercompany matters, and (iii) waived requirements to satisfy certain closing conditions.

License Agreements

Concurrently with the closing of the Divestiture, the Company entered into four (4) license agreements (collectively, the “License Agreements”).  Under the License Agreements, the Company licensed (i) certain of its technology related to the PCS Business to Vishay on a non-exclusive, perpetual and royalty-free basis and (ii) certain of its trademarks for specified periods of up to two (2) years after the Closing Date.  Vishay, in turn, licensed back to the Company the technology that it acquired in connection with the Divesture on a non-exclusive, perpetual and royalty-free basis.

Transition Services and Supply Agreements

On November 8, 2006, the Company and Vishay entered into a Transition Services Agreement (the “Transition Services Agreement”) relating to the provision by the Company to Vishay of certain specified services in respect of the PCS Business.  Concurrently with the closing of the Divestiture, the Company and Vishay entered into an Amended and Restated Transition Services Agreement (the “Amended Transition Services Agreement) to provide more detailed services in areas of factory planning, quality testing, and logistics, among certain other areas.  In addition, concurrently with the closing of the Divestiture, the Company entered into the following transition services and supply agreements (collectively, the “Transition Agreements”): (i) a Transition Products Services Agreement relating to the provision by the Company to Vishay of certain wafer and packaging services, (ii) an IGBT/Auto Die Supply Agreement relating to the provision of certain die and other products by the Company to Vishay, and (iii) a Transition Buyback Agreement relating to the provision of certain die products by Vishay to the Company.

Indemnification Escrow Agreement

The Company and Vishay also entered into an Indemnification Escrow Agreement (the “Escrow Agreement”) with Union Bank of California, as escrow agent.  At the Closing, approximately $14.5 million was deposited into an escrow account to secure the Company’s indemnity obligations under the Master Purchase Agreement.  The escrow agent will continue to hold the funds in escrow until it receives either joint instructions of the parties or a court order directing it to release all or a portion of the escrow funds to Vishay.  Any funds remaining in the escrow account 18 months after closing will be disbursed to the Company.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the Amendment, the License Agreements, the Amended Transition Services Agreement, the Transition Agreements and the Escrow Agreement which are filed as Exhibit 2.1 and Exhibits 99.1 through 99.9 hereto and are incorporated herein by this reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On Sunday April 1, 2007, the Company consummated the Divestiture.  As previously announced in the November Form 8-K filed with the SEC, the Company had entered into definitive agreements (the “Purchase Agreements”) with Vishay on November 8, 2006, as amended, to sell the PCS Business for approximately U.S. $290.2 million, subject to certain adjustments based on the overall level of working capital and the level of cash in the subsidiaries being sold.   As part of the Divestiture, certain of the Purchase Agreements have been amended as described more fully in Item 1.01 above.

The PCS Business consists of the Company’s Non-Aligned Product and Commodity Product segments, and the product lines sold in the Divestiture include certain discrete planar MOSFETs, discrete diodes and rectifiers, discrete thyristors, multi-chip modules not including integrated circuits and certain other specified products.

As part of the Divestiture, the Company and certain of its affiliates sold all of the outstanding capital stock of International Rectifier Canada Limited, International Rectifier Electronic Motion Systems Ltd., IR Germany Holding GmbH, International Rectifier (India) Limited, International Rectifier Corporation Italiana S.p.A. and Xi’an IR Micro-Electronics Co., Ltd, as well as certain of the assets used in connection with the PCS Business (the “Assets”), free and clear of all Encumbrances other than Permitted Encumbrances (each as defined in the Purchase Agreements).  The PCS Business includes the Company’s subsidiary operations in Mumbai, India; Borgaro, Italy; Xian, China; Krefeld, Germany; Swansea, Wales; and Halifax, Nova Scotia, Canada as well as certain equipment and business operations located in Temecula and El Segundo (California),  Tijuana (Mexico) and Singapore.  Vishay assumed certain Assumed Liabilities (as defined in the Purchase Agreements) with respect to the Assets purchased.

The approximately $290.2 million purchase price was deposited into an escrow account on March 30, 2007, and, except for approximately $14.5 million of the purchase price, which was set aside in a separate indemnification escrow account to cover any indemnity obligations of the Company, the funds were released from the escrow account to the Company on April 2, 2007.  The legal transfer of ownership of the PCS Business to Vishay occurred on April 1, 2007.

The Purchase Agreements contain customary representations, warranties and covenants, and provide for the Company to indemnify Vishay, subject to certain exceptions and limitations, for losses resulting from the breach of representations and warranties of the Company and certain other liabilities.  The Purchase Agreements also provide that, for a period of seven years after the closing, the Company will not engage in the PCS Business (as defined in the Purchase Agreements) anywhere in the world, subject to certain specified exceptions.

The Company operates on a 52-53 week fiscal year in which the quarterly periods ended December 2006 and March 2007 consisted of 13 weeks ended December 31, 2006 and April 1, 2007, respectively.  For ease of presenting the consolidated financial statements, the Company presents such fiscal quarter ends as December 31 and March 31, respectively.  The Divestiture was completed on the last day of the Company’s fiscal third quarter ended on April 1, 2007. Accordingly, the resulting gain and other related financial statement adjustments will be included in the Company’s fiscal third quarter statement of financial position and results of operations.

As more fully discussed in Item 1.01 above, the Company entered into the License Agreements with Vishay, pursuant to which the Company licensed certain of its technology related to the PCS Business to Vishay on a non-exclusive, perpetual and royalty-free basis, and Vishay, in turn, licensed back to the Company certain technology that was sold to it in the Divestiture on a non-exclusive, perpetual and royalty-free basis.  The parties also entered into the Amended Transition Services Agreement and the Transition Agreements for, among other things, administrative services, wafer and packaging services, and the sale and purchase of certain products. The consideration to be paid under the Amended Transition Services Agreement and the Transition Agreements will vary with the scope and duration of the services.

The foregoing description of the Purchase Agreements is not complete and is qualified in its entirety by reference to the description of such Purchase Agreements contained in the November Form 8-K and Item 1.01 above (and Exhibit 2.1 and Exhibits 99.1 through 99.9 hereto).  The description of the Purchase Agreements contained in this Current Report on Form 8-K is qualified in its entirety by reference to each of the Purchase Agreements which are filed as Exhibits 2.1 through 2.8 to the November Form 8-K.

Cautionary Information Regarding Forward-Looking Statements

This Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors and risks, including the risk that the Company’s continuing obligations under the transaction documents, including without limitation, the provision of significant transition services for the Divestiture, could adversely affect its operating results, and other risk factors set forth from time to time in the Company’s SEC filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 4.02                                             Non-Reliance on Previously Issued Financial Statements or a Related previously made Audit Report or Completed Interim Review

At a meeting on April 8, 2007, the Audit Committee of the Board of Directors of the Company determined, based on an interim report of an investigation conducted at its request, by independent investigators hired by outside legal counsel, that the Company’s financial statements for the quarters ended December 31, 2006, September 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, and for the year ended June 30, 2006, included in the Company’s Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K for such periods, should no longer be relied upon.  It has not yet been determined whether and to what extent financial statements for earlier periods may have been affected by the matters discovered in the investigation.  Based on the interim results of this investigation, the Audit Committee has determined that material weaknesses in the internal control over financial reporting exist at a foreign subsidiary, and consequently the Audit Committee has determined that management’s report on internal control over financial reporting as of June 30, 2006, included in the Company’s Annual Report on Form 10-K for the year then ended, should no longer be relied upon.

The ongoing investigation has discovered some accounting irregularities at a foreign subsidiary.  These accounting irregularities include, among other things, premature revenue recognition of product sales.  The investigation is continuing and additional information will be sought to enable the Audit Committee to determine the extent by which accounts receivable, revenues and possibly other entries in the financial statements may have been misstated in any given accounting period, including possibly periods preceding the year ended June 30, 2006.

The Audit Committee is working with management and its independent registered public accounting firm to determine the extent to which accounting errors exist and require any restatement of the financial statements for prior periods.  As of the date hereof, the Company is unable to provide a reasonable estimate of the impact of the accounting errors on its financial statements and is unable to predict the likelihood, amount or the timing of any possible restatement.

The Audit Committee has discussed the matters disclosed in this filing with the Company’s independent registered public accounting firm.

Cautionary Information Regarding Forward-looking Statements

This Form 8-K includes some “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate”, “believe”, “estimate”, “may”, “should”, “will”, or “expects” or the negative or variations thereof. Such forward-looking statements include, among other things, our statements that management’s report on internal control over financial reporting as of June 30, 2006, and the Company’s financial statements for the quarters ended December 31, 2006, September 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, and for the year ended June 30, 2006, should no longer be relied upon. Forward-looking statements are subject to a number of uncertainties and risks, and actual results may differ materially from those projected. Factors that could affect the Company’s actual results include the results of the continuing review into the accounting irregularities, the impact of the accounting errors on the Company’s results of operations, the likelihood, amount or timing of any possible restatement, the impact of any such restatement on the Company’s credit agreements and other material agreements, the extent of the weaknesses in the Company’s internal control over financial reporting, the likelihood that the Company will timely file its Quarterly Report on Form 10-Q for the period ending March 31, 2007, and other various uncertainties disclosed in the Company’s reports filed with the Securities and Exchange Commission, including its most recent reports on Forms 10-K and 10-Q.

Item 7.01            Regulation FD Disclosure

On April 9, 2007, the Company issued a press release announcing the matters discussed in Item 4.02 above and also announcing that it anticipates that it will be unable to file within the required time period, its Quarterly Report on Form 10-Q for the period ending March 31, 2007 until the investigation is completed, identified errors quantified, and previously issued financial statements revised as may be necessary.  A copy of the press release is attached as Exhibit 99.10 to this report and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.10, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.  The furnishing of the information in this Item 7.01 of this Current Report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Item 7.01 contains is material investor information that is not otherwise publicly available.

Item 9.01 Financial Statements and Exhibits

Pursuant to Item 9.01(b) of Form 8-K, the Company is required to furnish any pro forma financial information that would be required pursuant to Article 11 of Regulation S-X.  As discussed in Item 4.02 above, the Audit Committee has determined that the Company's financial statements for the quarters ended December 31, 2006, September 30, 2006, March 31, 2006, December 31, 2005 and September 30, 2005, and for the year ended June 30, 2006, included in the Company's Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K for such periods, should no longer be relied upon.  As a result, the Company is not providing, at this time, unaudited pro forma consolidated statements of income of the Company, for the three and six months ended December 31, 2006 and for the year ended June 30, 2006, and the unaudited pro forma consolidated balance sheet at December 31, 2006, which would have been adjusted to reflect the sale of the PCS Business.

It has not yet been determined whether and to what extent financial statements for earlier periods may have been affected by the matters discovered in the investigation.  In light of the ongoing investigation into the accounting irregularities at a foreign subsidiary, the Company is also not providing, at this time, unaudited pro forma consolidated statements of income of the Company for the years ended June 30, 2004 and 2005.

The aforementioned pro forma financial information giving effect to the sale of the PCS Business will be provided once the investigation is complete, and the impact on previously issued financial statements of the Company is determinable.

(d)   Exhibits.

Exhibit Number	Description
2.1*

Amendment and Waiver Agreement, dated as of March 30, 2007, by and between Vishay Intertechnology, Inc., Siliconix inc., V.I.E.C., Ltd., Vishay Europe GmbH, Siliconix Semiconductor, Inc., acting in its function (hoedanigheid) as managing partner (beherend vennoot) of the limited partnership (commanditaire vennootschap), Siliconix Technology C.V., Vishay Americas, Inc., Vishay Asia Logistics Pte. Ltd., and International Rectifier Corporation, International Rectifier Southeast Asia Pte, Ltd and IR International Holdings China, Inc.

99.1	Technology License Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology, Inc.
99.2	Technology License Back Agreement, dated as of April 1, 2007, by and between Vishay Intertechnology, Inc. and International Rectifier Corporation.
99.3	Trademark License Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology, Inc.
99.4	IR Trademark License Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology, Inc.
99.5	Amended and Restated Transition Services Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology, Inc.
99.6*

Transition Product Services Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation, International Rectifier Southeast Asia Pte. Ltd., Vishay Intertechnology and Vishay Asia Logistics Pte Ltd.

99.7	Transition Buy Back Die Supply Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology.
99.8	Transition IGBT/Auto Die Supply Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology.
99.9	Indemnification Escrow Agreement, dated as of April 1, 2007, by and among Vishay Intertechnology, Inc., International Rectifier Corporation and Union Bank of California, N.A., as escrow agent.
99.10	Press release, dated April 9, 2007

_________________________

*              Confidential treatment has been requested with respect to the omitted portions of this Exhibit, which portions have been filed separately with the Securities and Exchange Commission.  Certain schedules have been omitted in reliance upon Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish the SEC, supplementally, with a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2007	INTERNATIONAL RECTIFIER CORPORATION

	By	/s/ Donald R. Dancer
		Name:	Donald R. Dancer
		Title:	Secretary and General Counsel

EXHIBIT INDEX
Exhibit Number	Description
2.1*

Amendment and Waiver Agreement, dated as of March 30, 2007, by and between Vishay Intertechnology, Inc., Siliconix inc., V.I.E.C., Ltd., Vishay Europe GmbH, Siliconix Semiconductor, Inc., acting in its function (hoedanigheid) as managing partner (beherend vennoot) of the limited partnership (commanditaire vennootschap) Siliconix Technology C.V., Vishay Americas, Inc., Vishay Asia Logistics Pte. Ltd. and International Rectifier Corporation, International Rectifier Southeast Asia Pte, Ltd and IR International Holdings China, Inc.

99.1	Technology License Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology, Inc.

99.2	Technology License Back Agreement, dated as of April 1, 2007, by and between Vishay Intertechnology, Inc. and International Rectifier Corporation.

99.3	Trademark License Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology, Inc.

99.4	IR Trademark License Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology, Inc.

99.5	Amended and Restated Transition Services Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology, Inc.

99.6*

Transition Product Services Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation, International Rectifier Southeast Asia Pte. Ltd., Vishay Intertechnology and Vishay Asia Logistics Pte Ltd.

99.7	Transition Buy Back Die Supply Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology.

99.8	Transition IGBT/Auto Die Supply Agreement, dated as of April 1, 2007, by and between International Rectifier Corporation and Vishay Intertechnology.

99.9	Indemnification Escrow Agreement, dated as of April 1, 2007, by and among Vishay Intertechnology, Inc., International Rectifier Corporation and Union Bank of California, N.A., as escrow agent.

99.10	Press release, dated April 9, 2007

*               Confidential treatment has been requested with respect to the omitted portions of this Exhibit, which portions have been filed separately with the Securities and Exchange Commission.  Certain schedules have been omitted in reliance upon Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish the SEC, supplementally, with a copy of any omitted schedule upon request.